GUGGENHEIM STRATEGIC OPPORTUNITIES FUND
Supplement dated April 22, 2021 to the currently effective Prospectus and Statement of Additional Information dated October 2, 2020, as may be supplemented from time to time
This supplement updates information in the Prospectus and Statement of Additional Information for Guggenheim Strategic Opportunities Fund (“GOF”) and should be read in conjunction with those documents.
The Board of Trustees of GOF has approved the proposed mergers of Guggenheim Credit Allocation Fund (“GGM”) and Guggenheim Enhanced Equity Income Fund (“GPM”) with and into GOF (each a “Merger” and, together, the “Mergers”) and the related Agreement and Plan of Merger between GGM and GOF and GPM and GOF, subject to certain conditions, including approval of the shareholders of GOF.
Shareholders of GGM and GPM would receive newly issued common shares of GOF, the aggregate net asset value (not the market value) of which will equal the aggregate net asset value (not the market value) of their common shares held immediately prior to the Mergers.
Approval of the Merger of GPM with and into GOF is not contingent upon approval of GGM into GOF, and approval of the Merger of GGM with and into GOF is not contingent upon approval of GPM into GOF.
It is currently expected that the Mergers will be completed around the third quarter of 2021, subject to the receipt of required shareholder approvals and the satisfaction of applicable regulatory requirements and other customary closing conditions. Additional information will be included in the proxy materials that are anticipated to be mailed to shareholders around the third quarter of 2021. This supplement is not a solicitation of a proxy.
Please Retain This Supplement for Future Reference
GOF-SUP